UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 25, 2013
Date of Report (Date of earliest event reported)

NYSE Euronext
(Exact name of registrant as specified in its charter)

Delaware	001–33392	20–5110848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Wall Street New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 656–3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The stockholders of NYSE Euronext voted on seven proposals at the annual stockholders’ meeting held on April 25, 2013:

1. To elect 16 directors of NYSE Euronext to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

2. To act upon a Company proposal to ratify the selection of PricewaterhouseCoopers LLP as NYSE Euronext’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

3. To act upon, on a non-binding, advisory basis, a Company proposal to approve executive compensation (“Say-on-Pay” Proposal).

4. To act upon a Company proposal to approve the Amended and Restated NYSE Euronext Omnibus Incentive Plan.

5. To act upon a Company proposal to reapprove the performance goals under the NYSE Euronext Omnibus Incentive Plan.

6. To act upon a Company proposal to amend certain provisions in NYSE Euronext’s Amended and Restated Certificate of Incorporation (the “Charter”) to allow stockholders to call special meetings.

7. To act upon a Company proposal to amend certain provisions in the Charter to allow stockholders to act by written consent.

The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

Proposal No. 1: All of the director nominees were elected to NYSE Euronext’s Board of Directors based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions
Jan-Michiel Hessels (Chairman)	151,172,140	3,750,378	827,937
Marshall N. Carter (Deputy Chairman)	151,738,256	3,252,684	759,515
Duncan L. Niederauer (Chief Executive Officer)	151,518,813	3,486,768	744,874
Dominique Cerutti (President & Deputy Chief Executive Officer)	151,286,397	3,707,703	756,355
André Bergen	151,908,173	3,028,523	813,759
Ellyn L. Brown	151,884,213	3,110,006	756,236
Sir George Cox	151,259,322	3,725,870	765,263
Sylvain Hefes	149,642,552	5,347,815	760,088
Lawrence E. Leibowitz (Chief Operating Officer)	153,411,657	1,582,570	756,228
Duncan M. McFarland	145,940,728	9,033,568	776,159
James J. McNulty	145,968,544	9,023,732	758,179
Luís Maria Viana Palha da Silva	153,082,621	1,906,126	761,708
Robert G. Scott	151,771,293	3,219,892	759,270
Jackson P. Tai	143,957,388	10,991,026	802,041
Rijnhard van Tets	150,928,097	4,038,469	783,889
Sir Brian Williamson	145,459,865	9,535,202	755,388

There were 40,061,199 broker non-votes for this proposal.

Proposal No. 2: The proposal to ratify the selection of PricewaterhouseCoopers LLP as NYSE Euronext’s independent registered public accounting firm for the fiscal year ending December 31, 2013 received the following votes:

•	194,443,422 votes for approval

•	1,070,746 votes against

•	297,486 abstentions

There were no broker non-votes for this proposal.

Proposal No. 3: The “Say-On-Pay” Proposal received the following votes:

•	141,841,906 votes for approval

•	12,486,024 votes against

•	1,422,525 abstentions

There were 40,061,199 broker non-votes for this proposal.

Proposal No. 4: The proposal to approve the Amended and Restated NYSE Euronext Omnibus Incentive Plan received the following votes:

•	151,841,021 votes for approval

•	3,534,609 votes against

•	374,825 abstentions

There were 40,061,199 broker non-votes for this proposal.

Proposal No. 5: The proposal to reapprove the performance goals under the NYSE Euronext Omnibus Incentive Plan received the following votes:

•	152,538,130 votes for approval

•	2,848,366 votes against

•	363,959 abstentions

There were 40,061,199 broker non-votes for this proposal.

Proposal No. 6: The proposal to amend certain provisions in the Charter to allow stockholders to call special meetings received the following votes:

•	154,797,834 votes for approval

•	616,557 votes against

•	336,064 abstentions

There were 40,061,199 broker non-votes for this proposal.

Proposal No. 7: The proposal to amend certain provisions in the Charter to allow stockholders to act by written consent received the following votes:

•	152,383,069 votes for approval

•	3,043,960 votes against

•	323,426 abstentions

There were 40,061,199 broker non-votes for this proposal.

A copy of the press release announcing the results of the stockholder vote at the annual meeting is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 26, 2013, entitled “NYSE Euronext Announces 2013 Annual Meeting of Stockholders Vote Results”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYSE Euronext
Dated: April 26, 2013

By:	/s/ Janet L. McGinness
Name:	Janet L. McGinness
Title:	Executive Vice President and Corporate Secretary